EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Inc. Announces Retail Acquisition in Ohio, Financing, and Update

VANCOUVER, B.C., CANADA (February 1, 2019) – Body and Mind Inc. (CSE: BAMM, US OTC PINK: BMMJ) (the “Company” or “BaM”) a multi-state operator, is pleased to announce Nevada Medical Group LLC (“NMG Nevada”), a wholly owned subsidiary of the Company, has entered into a definitive agreement (the “Definitive Agreement”) whereby NMG Nevada will acquire 100% ownership of NMG Ohio LLC (“NMG Ohio”). NMG Nevada, which previously held a 30% interest in NMG Ohio, will purchase the remaining 70% interest (the “Transaction”) for fair value consideration of USD $3,150,000 (the “Consideration”). NMG Ohio owns a dispensary in Loraine County, Elyria and a production license.

The Transaction

The Consideration will be settled equally in cash and in common shares in the capital of the Company (“Common Shares”) on the following basis:

CASH PAYMENTS

i.	USD $1,181,250 to be paid on execution of the Definitive Agreement (“Effective Date”); and

ii.	USD $393,750 to be paid within 10 days of closing the Transaction, to be determined pending regulatory approval.

COMMON SHARE ISSUANCES

iii.	2,380,398 Common Shares to be issued on the Effective Date; and

iv.	793,466 Common Shares to be issued within 10 days of closing the Transaction, to be determined pending regulatory approval.

The Common Shares were valued using a Bank of Canada’s January 29, 2019 USD/CAD exchange rate of 1.33 and a price of CAD $0.66 per Common Share.

Two of the Company’s directors have a financial interest in NMG Ohio. The two applicable directors will receive aggregate net proceeds of USD $461,251 and 929,488 Common Shares, 75% of which to be paid and issued on the Effective Date and 25% within 10 days of closing the Transaction to be determined pending regulatory approval. Both directors abstained from discussions and voting in respect of the Transaction.

Australis Investment

Concurrent with the Transaction, Australis Capital Inc. (“Australis”) (CSE:AUSA) and the Company have entered into an investment agreement pursuant to which Australis purchased 1,768,545 Common Shares. Pursuant to a prior investment agreement between Australis and the Company, the Company granted Australis anti-dilution participation rights which included discount rates as permitted by the Canadian Securities Exchange. Australis purchased the 1,768,545 Common Shares at a price of CAD $0.585 per Common Share for an aggregate purchase price of USD $777,894.

The USD $777,894 investment by Australis will be used by BaM for the purchase of the 70% ownership interest of NMG Ohio and will allow Australis to maintain its 35.783% ownership interest in the Company. The financing remains subject to the approval of regulators.

Robert Hasman, director of the Company commented, “Revenue consolidation of our Ohio platform is critical to BaM’s growth and we are delighted to have executed upon this accretive transaction. We are now positioned to evaluate tie-on acquisitions in Ohio and across our multi-state footprint. We would like to thank Australis for their continued support, both financially and as advisors to the Company.”

Ohio Update

NMG Ohio has completed construction of its dispensary, the Clubhouse, in Elyria, Ohio and is awaiting final inspections which are scheduled to occur on or around February 12, 2019.

“Our team in Ohio brings years of dispensary experience and is eager to educate medical patients in the emerging Ohio medical cannabis market,” stated Robert Hasman, director the Company. “We are extremely pleased with the design and build out of the Clubhouse dispensary and look forward to serving our patrons upon receiving final approval. Images of the dispensary, media links and related information are available on the BaM website.”

Neither the Canadian Securities Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

For further information, please contact:

Michael Mills

778-389-0007

mmills@bamcannabis.com

About Body and Mind

BaM is a publicly traded company investing in high quality medical and recreational cannabis cultivation and production and retail. Our wholly-owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licences and holds cultivation and production licenses. BaM products include dried flower, edibles, topicals, extracts as well as GPEN Gio cartridges. BaM marijuana strains have won numerous awards including the Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup. BaM continues to expand operations in Nevada, Ohio and its investment in California and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com and www.clubhousedispensary.com for more information.

About Australis Capital

Australis Capital identifies and invests in the cannabis industry predominantly in the United States, a highly-regulated, fragmented, rapidly-expanding and evolving industry. Investments may include and are not limited to equity, debt or other securities of both public and private companies, financings in exchange for royalties or other distribution streams, and control stake acquisitions. Australis Capital adheres to stringent investment criteria and will focus on significant near and mid-term high-quality opportunities with strong return potentials while maintaining a steadfast commitment to governance and community. Australis Capital’s Board and management team have material experience with, and knowledge of, the cannabis space in the U.S., extensive backgrounds in highly-regulated industries, adherence to stringent regulatory compliance, public company, and operational expertise. In addition to the Company’s expertise and strong execution on strategic M&A, which to date includes Rthm Technologies Inc., Body and Mind Inc., Quality Green Inc., and Folium Biosciences Inc., Australis has developed strategic partnerships with companies such as Wagner Dimas.

Australis’ Common shares trade on the CSE under the symbol “AUSA”.

For further information about Australis, please visit the website at ausacap.com or contact the Company by e-mail at ir@ausacap.com.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.